UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation

On January 23, 2019, upon recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of ADMA Biologics, Inc. (the “Company”), the Board approved the following cash bonuses and annual incentive awards attributable to 2018 performance for the Company’s named executive officers as set forth below:

Name	Position	2019 Base Salary ($)	Cash Bonus ($)(1)	Number of Shares Underlying Stock Options (#)(2)(3)(4)
Adam S. Grossman	President, Chief Executive Officer and Director	$536,000(5)	$215,205	400,000
Dr. James Mond	Executive Vice President, Chief Scientific Officer and Chief Medical Officer	$415,000 (6)	$117,325	200,000
Brian Lenz	Executive Vice President and Chief Financial Officer	$390,000(7)	$107,105	200,000

(1)	The cash bonuses will be paid by the Company to the named executive officers in late February 2019 in accordance with the Company’s payroll and reflects the achievement of 73% of the Company’s 2018 corporate goals and milestones, as determined by the Compensation Committee.
(2)	Grant date was January 23, 2019.
(3)	The exercise price of $3.22 reflects the per share fair market value of the Company's common stock, $0.0001 par value per share (“Common Stock”), as determined by the closing price of the Company's Common Stock on the Nasdaq Capital Market on January 23, 2019, the grant date.
(4)	These options vest over four years with 25% of the shares of Common Stock underlying the options vesting on the one year anniversary of the date of grant and the remaining 75% of such shares vesting monthly in equal installments over the next three years, becoming fully vested on January 23, 2023.
(5)	Equivalent to Mr. Grossman’s current annual base salary.
(6)	Represents approximately a 3.3% increase in Dr. Mond’s annual base salary; effective January 1, 2019.
(7)	Represents approximately a 6.3% increase in Mr. Lenz’s annual base salary; effective January 1, 2019.

The annual cash bonuses and stock options were awarded in the discretion of the Compensation Committee and were based on each named executive officer’s annual cash bonus and equity targets, as established by the Compensation Committee, and the Compensation Committee’s evaluation of the performance of each named executive officer. As a part of this performance evaluation, the Compensation Committee considered the achievement of the Company’s 2018 corporate goals and milestones.

Employment Agreements

Adam S. Grossman – President and Chief Executive Officer

On January 29, 2019, the Company entered into an amended and restated employment agreement with its President and Chief Executive Officer, Adam S. Grossman (the “Grossman Agreement”). The Grossman Agreement provides that the employment relationship may be terminated by either party for any reason, at any time, with or without prior notice and with or without “Cause” (as defined therein). The amended and restated employment agreement provides that Mr. Grossman is (i) entitled to a base salary of $536,000 annually, (ii) eligible for an annual cash bonus with a target equal to 55% of Mr. Grossman’s base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Mr. Grossman; and (iii) eligible to participate in the Company’s standard benefits package.

The Grossman Agreement further provides, in the event (i) that Mr. Grossman is terminated by the Company without Cause, (ii) that Mr. Grossman resigns for “Good Reason” (as defined therein), or (iii) of any termination resulting from a “Change of Control” (as defined therein) in which the Grossman Agreement is not assumed by the successor to the Company, he would be entitled to (in addition to any accrued but unpaid salary and expenses): (A) in the event Mr. Grossman elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement from the Company for the same portion of Mr. Grossman’s family COBRA health insurance premium that it paid during his employment up until the earlier of (x) the date 12 months after Mr. Grossman’s termination and (y) the date on which Mr. Grossman is eligible for comparable health benefits with another company or business entity; provided, however, that in the event Mr. Grossman’s employment is terminated without Cause, for Good Reason or resulting from a Change of Control in which the Grossman Agreement is not assumed by the Company’s successor, and such termination immediately precedes, or occurs within two years following, a Change of Control, the Company will reimburse Mr. Grossman for the same portion of his family COBRA health insurance premium that it paid during his employment up until the earlier of (I) the date 18 months after the date of Mr. Grossman’s termination and (II) the date on which Mr. Grossman is eligible for comparable health benefits with another company or business entity; (B) a severance payment equal to one year of base salary plus Target Bonus payable in 12 monthly, equal installments after termination or, if such termination is immediately preceding or within two years following a Change of Control, a severance payment equal to 18 months’ base salary plus one and a half times the Target Bonus payable in a lump sum, (C) the prior year Target Bonus (if unpaid and provided the Board has determined in good faith that the goals have been attained), and (C) accelerated vesting of all stock options previously granted to Mr. Grossman and all stock options granted in the future to Mr. Grossman (the “Grossman Stock Options”), as described in the following sentence.  If Mr. Grossman (x) is terminated without Cause or Mr. Grossman resigns for Good Reason, in either case immediately preceding or within two years after a Change of Control, such Grossman Stock Options will accelerate in full, and (y) is terminated without Cause or Mr. Grossman resigns for Good Reason (or if Mr. Grossman dies or becomes disabled), and clause (x) does not apply, the portion of such Grossman Stock Options that would have vested on or before the first anniversary of such termination had Mr. Grossman remained employed will accelerate.  Furthermore, any payments, awards, benefits or distributions due to Mr. Grossman under the Grossman Agreement as a result of a transaction described in Section 280G(b)(2)(A)(i) (“Section 280G”) of the Internal Revenue Code of 1986, as amended (the "Code"), may be subject to a cutback as set forth in the Grossman Agreement. In the event that the Grossman Agreement is terminated as a result of Mr. Grossman’s death, becoming disabled, material breach of the agreement, by the Company with Cause or if Mr. Grossman resigns without Good Reason, the Company shall have no further obligations to Mr. Grossman under the Grossman Agreement except for payment of accrued, but unpaid base salary, through the termination date, any unreimbursed expenses, subject to any right of set-off and, if terminated as a result of Mr. Grossman’s death or becoming disabled, the Company will reimburse Mr. Grossman (or his qualified beneficiaries) for the same portion of his family COBRA health insurance premium (if continued coverage under COBRA is elected) that it paid during Mr. Grossman’s employment for at least 12 months after the date of his termination and his or his estate shall be entitled to any unpaid annual bonus from any prior performance year.

The Grossman Agreement also contains a mutual non-disparagement covenant and customary non-competition, non-solicitation, confidentiality, corporate opportunity restrictive covenant and intellectual property covenants.

The description of the Grossman Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Grossman Agreement, a copy of which is filed hereto as Exhibit 10.1.

Dr. James Mond - Executive Vice President, Chief Scientific Officer and Chief Medical Officer

On January 29, 2019, the Company entered into an amended and restated employment agreement with its Executive Vice President, Chief Scientific Officer and Chief Medical Officer (the “Mond Agreement”). The Mond Agreement provides that the employment relationship may be terminated by either party for any reason, at any time, with or without prior notice and with or without “Cause” (as defined therein). The amended and restated employment agreement provides that Dr. Mond is (i) entitled to a base salary of $415,000 annually, (ii) eligible for an annual cash bonus with a target equal to 40% of Dr. Mond’s base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Dr. Mond; and (iii) eligible to participate in the Company’s standard benefits package.

The Mond Agreement further provides, in the event (i) that Dr. Mond is terminated by the Company without Cause, (ii) that Dr. Mond resigns for “Good Reason” (as defined therein), or (iii) of any termination resulting from a “Change of Control” (as defined therein) in which the Mond Agreement is not assumed by the successor to the Company, he would be entitled to (in addition to any accrued but unpaid salary and expenses): (A) in the event Dr. Mond elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement from the Company for the same portion of Dr. Mond’s family COBRA health insurance premium that it paid during his employment up until the earlier of (x) the date nine months after Dr. Mond’s termination and (y) the date on which Dr. Mond is eligible for comparable health benefits with another company or business entity; provided, however, that in the event Dr. Mond’s employment is terminated without Cause, for Good Reason or resulting from a Change of Control in which the Mond Agreement is not assumed by the Company’s successor, and such termination immediately precedes, or occurs within one year following, a Change of Control, the Company will reimburse Dr. Mond for the same portion of his family COBRA health insurance premium that it paid during his employment up until the earlier of (I) the date 12 months after the date of Dr. Mond’s termination and (II) the date on which Dr. Mond is eligible for comparable health benefits with another company or business entity; (B) a severance payment equal to nine months of base salary plus Target Bonus payable in nine monthly, equal installments after termination or, if such termination is immediately preceding or within one year following a Change of Control, a severance payment equal to 12 months’ base salary plus one times the Target Bonus payable in a lump sum, (C) the prior year Target Bonus (if unpaid and provided the Board has determined in good faith that the goals have been attained), and (C) accelerated vesting of all stock options previously granted to Dr. Mond and all stock options granted in the future to Dr. Mond (the “Mond Stock Options”), as described in the following sentence.  If Dr. Mond is terminated without Cause or Dr. Mond resigns for Good Reason, in either case immediately preceding or within one year after a Change of Control, such Mond Stock Options will accelerate in full. Furthermore, any payments, awards, benefits or distributions due to Dr. Mond under the Mond Agreement as a result of a transaction described in Section 280G may be subject to a cutback as set forth in the Mond Agreement. In the event that the Mond Agreement is terminated as a result of Dr. Mond’s death, becoming disabled, material breach of the agreement, by the Company with Cause or if Dr. Mond resigns without Good Reason, the Company shall have no further obligations to Dr. Mond under the Mond Agreement except for payment of accrued, but unpaid base salary, through the termination date, any unreimbursed expenses, subject to any right of set-off and, if terminated as a result of Dr. Mond’s death or becoming disabled, the Company will reimburse Dr. Mond (or his qualified beneficiaries) for the same portion of his family COBRA health insurance premium (if continued coverage under COBRA is elected) that it paid during Dr. Mond’s employment for at least 12 months after the date of his termination and his or his estate shall be entitled to any unpaid annual bonus from any prior performance year.

The Mond Agreement also contains a mutual non-disparagement covenant and customary non-competition, non-solicitation, confidentiality and intellectual property covenants.

The description of the Mond Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Mond Agreement, a copy of which is filed hereto as Exhibit 10.2.

Brian Lenz – Executive Vice President and Chief Financial Officer

On January 29, 2019, the Company entered into an amended and restated employment agreement with its Executive Vice President and Chief Financial Officer (the “Lenz Agreement”). The Lenz Agreement provides that the employment relationship may be terminated by either party for any reason, at any time, with or without prior notice and with or without “Cause” (as defined therein). The amended and restated employment agreement provides that Mr. Lenz is (i) entitled to a base salary of $390,000 annually, (ii) eligible for an annual cash bonus with a target equal to 40% of Mr. Lenz’s base salary, based upon the attainment of certain performance milestones and objectives established by the Board (acting through the Compensation Committee) in consultation with Mr. Lenz; and (iii) eligible to participate in the Company’s standard benefits package.

The Lenz Agreement further provides, in the event (i) that Mr. Lenz is terminated by the Company without Cause, (ii) that Mr. Lenz resigns for “Good Reason” (as defined therein), or (iii) of any termination resulting from a “Change of Control” (as defined therein) in which the Lenz Agreement is not assumed by the successor to the Company, he would be entitled to (in addition to any accrued but unpaid salary and expenses): (A) in the event Mr. Lenz elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), reimbursement from the Company for the same portion of Mr. Lenz’s family COBRA health insurance premium that it paid during his employment up until the earlier of (x) the date nine months after Mr. Lenz’s termination and (y) the date on which Mr. Lenz is eligible for comparable health benefits with another company or business entity; provided, however, that in the event Mr. Lenz’s employment is terminated without Cause, for Good Reason or resulting from a Change of Control in which the Lenz Agreement is not assumed by the Company’s successor, and such termination immediately precedes, or occurs within one year following, a Change of Control, the Company will reimburse Mr. Lenz for the same portion of his family COBRA health insurance premium that it paid during his employment up until the earlier of (I) the date 12 months after the date of Mr. Lenz’s termination and (II) the date on which Mr. Lenz is eligible for comparable health benefits with another company or business entity; (B) a severance payment equal to nine months of base salary plus Target Bonus payable in nine monthly, equal installments after termination or, if such termination is immediately preceding or within one year following a Change of Control, a severance payment equal to 12 months’ base salary plus one times the Target Bonus payable in a lump sum, (C) the prior year Target Bonus (if unpaid and provided the Board has determined in good faith that the goals have been attained), and (C) accelerated vesting of all stock options previously granted to Mr. Lenz and all stock options granted in the future to Mr. Lenz (the “Lenz Stock Options”), as described in the following sentence.  If Mr. Lenz is terminated without Cause or Mr. Lenz resigns for Good Reason, in either case immediately preceding or within one year after a Change of Control, such Lenz Stock Options will accelerate in full. Furthermore, any payments, awards, benefits or distributions due to Mr. Lenz under the Lenz Agreement as a result of a transaction described in Section 280G may be subject to a cutback as set forth in the Lenz Agreement. In the event that the Lenz Agreement is terminated as a result of Mr. Lenz’s death, becoming disabled, material breach of the agreement, by the Company with Cause or if Mr. Lenz resigns without Good Reason, the Company shall have no further obligations to Mr. Lenz under the Lenz Agreement except for payment of accrued, but unpaid base salary, through the termination date, any unreimbursed expenses, subject to any right of set-off and, if terminated as a result of Mr. Lenz’s death or becoming disabled, the Company will reimburse Mr. Lenz (or his qualified beneficiaries) for the same portion of his family COBRA health insurance premium (if continued coverage under COBRA is elected) that it paid during Mr. Lenz’s employment for at least 12 months after the date of his termination and his or his estate shall be entitled to any unpaid annual bonus from any prior performance year.

The Lenz Agreement also contains a mutual non-disparagement covenant and customary non-competition, non-solicitation, confidentiality and intellectual property covenants.

The description of the Lenz Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Lenz Agreement, a copy of which is filed hereto as Exhibit 10.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated as of January 29, 2019, by and between ADMA Biologics, Inc. and Adam Grossman.

10.2	Amended and Restated Employment Agreement, dated as of January 29, 2019, by and between ADMA Biologics, Inc. and Dr. James Mond.

10.3	Amended and Restated Employment Agreement, dated as of January 29, 2019, by and between ADMA Biologics, Inc. and Brian Lenz.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 29, 2019	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer